U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 6, 2007
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                      1-16137               16-1531026
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 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)


      9645 Wehrle Drive, Clarence, New York                         14031
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     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On August 10, 2007, Greatbatch, Inc. (the "Company") issued a press release announcing the appointment of Kevin C. Melia to its Board of Directors (the "Board") effective August 6, 2007. Mr. Melia will also serve on the Audit and Science and Technology Development Committees of the Board. Mr. Melia's term as director will last until the next annual meeting of stockholders.

      Since April 2003, Mr. Melia has been non-executive chairman of the board of A.Net (formerly Lightbridge Inc.), an e-payment company, and IONA Technologies PLC, a leading middleware software company. He was the co-founder, chairman and chief executive officer of Manufacturers' Services Ltd. ("MSL") from June 1994 to January 2003, a leading company in the electronics manufacturing services Industry. Prior to establishing MSL, he held a number of senior executive positions over a five-year period at Sun Microsystems. Mr. Melia also held a number of senior executive positions in operations and finance over a sixteen-year career at Digital Equipment Corporation.

      Mr. Melia is a director of RadiSys Corporation, a provider of embedded advanced solutions for the communications networking and commercial systems markets. He also is a joint managing director of Boulder Brook Partners LLC, a private investment company and a member of the board of directors of C&S Wholesale Grocers. Mr. Melia is a past non-executive chairman of the board of directors of Manugistics Group Inc., a supply chain software application company and is a past member of the board of directors of Eircom PLC, a leading telecom company in Ireland. He is a Chartered Accountant and holds a joint diploma in Management Accounting from the Accounting Institutes of the U.K and Ireland.

      As a Director, Mr. Melia will be entitled to receive remuneration in accordance with the Company's Director compensation program, as disclosed in the Company's most recent proxy statement dated April 20, 2007.

         In the August 10, 2007 press release the Company also announced the appointment of Bill R. Sanford as Vice Chairman of the Board. Mr. Sanford has served as a director since October 2000. He is the founder and chairman of Symark LLC, a technology commercialization and business development company. Mr. Sanford is executive founder, and from 1987 to 2000 was chairman of the board and chief executive officer, of STERIS Corporation, a global provider of infection and contamination prevention systems, products, services and technologies. He serves on the board of directors of KeyCorp and on the risk management and nominating and corporate governance committees of that board. He also is a director of several early stage private technology companies and not-for-profit organizations.

       A copy of the press release is filed as exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits
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         (d) Exhibits

         99.1 Press Release dated August 10, 2007.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 10, 2007                        GREATBATCH, INC.

                                               By: /s/ Thomas J. Mazza
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                                                   Thomas J. Mazza
                                                   Senior Vice President and
                                                   Chief Financial Officer